EXHIBIT 10(b)

                       AMENDMENT TO EMPLOYMENT AGREEMENT



        THIS AMENDMENT TO EMPLOYMENT AGREEMENT is entered into as of August 1, 1996, between JACOBSON STORES INC., a Michigan corporation, of Jackson, Michigan (the "Company"), and JAMES B. FOWLER, of Jackson, Michigan ("Fowler").

        THE PARTIES HEREBY AGREE that paragraph 2 of the Employment Agreement between them, dated as of February 1, 1996 (the "Employment Agreement") is amended to read as follows:

                "2. Compensation. Subject to the provisions of paragraph 5, Fowler's salary shall be Two Hundred Sixty-Five Thousand Dollars ($265,000.00) per year. Fowler shall also participate in such plans and additional benefits as may generally be available from time to time to other executive officers of the Company."

        Except as expressly amended hereby, the Employment Agreement shall continue in full force and effect.

IN THE PRESENCE OF:                              JACOBSON STORES INC.

/s/ Susan T. Clingerman                    By:  /s/ Mark K. Rosenfeld
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                                                  Mark K. Rosenfeld,
                                                  Chairman of the Board and
                                                  Chief Executive Officer

/s/ Meredith A. Szostek                    By:  /s/ Richard Z. Rosenfeld
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                                                    Richard Z. Rosenfeld,
                                                    Secretary

/s/ Susan T. Clingerman                         /s/ James B. Fowler
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                                                    James B. Fowler